Federated Hermes U.S. Strategic Dividend ETF
Portfolio of Investments
January 31, 2026 (unaudited)
Shares		Value
	COMMON STOCKS—99.6%
	Communication Services—1.9%
255,065	Verizon Communications, Inc.	$ 11,355,494
	Consumer Discretionary—4.1%
82,792	Best Buy Co., Inc.	5,389,759
63,910	Darden Restaurants, Inc.	12,740,459
45,297	Genuine Parts Co.	6,295,830
	TOTAL	24,426,048
	Consumer Staples—12.4%
84,774	Altria Group, Inc.	5,255,140
161,351	McCormick & Co., Inc.	9,976,332
183,682	Mondelez International, Inc.	10,739,887
95,125	PepsiCo, Inc.	14,614,054
88,395	Philip Morris International, Inc.	15,861,599
88,622	Sysco Corp.	7,430,955
122,682	The Coca-Cola Co.	9,177,840
	TOTAL	73,055,807
	Energy—9.0%
111,646	Chevron Corp.	19,750,178
74,179	ConocoPhillips	7,731,677
85,847	EOG Resources, Inc.	9,626,024
111,073	Exxon Mobil Corp.	15,705,722
	TOTAL	52,813,601
	Financials—16.8%
66,835	Bank of New York Mellon Corp.	8,014,853
53,314	CME Group, Inc.	15,410,945
81,431	Morgan Stanley	14,885,587
106,995	PNC Financial Services Group, Inc.	23,891,983
293,443	Truist Financial Corp.	15,088,839
391,717	U.S. Bancorp	21,979,241
	TOTAL	99,271,448
	Health Care—13.0%
67,695	AbbVie, Inc.	15,096,662
53,649	Amgen, Inc.	18,341,520
59,888	Gilead Sciences, Inc.	8,501,102
59,978	Johnson & Johnson	13,630,000
56,116	Merck & Co., Inc.	6,187,911
561,005	Pfizer, Inc.	14,832,972
	TOTAL	76,590,167
	Industrials—8.2%
11,601	Lockheed Martin Corp.	7,357,586
61,650	MSC Industrial Direct Co., Inc.	5,199,561
174,636	Paychex, Inc.	18,010,211
27,596	Snap-On, Inc.	10,103,172
20,612	Watsco, Inc.	7,965,507
	TOTAL	48,636,037
	Information Technology—3.7%
316,600	HP, Inc.	6,154,704

Shares		Value
	COMMON STOCKS—continued
	Information Technology—continued
73,518	Texas Instruments, Inc.	$ 15,846,805
	TOTAL	22,001,509
	Materials—4.2%
344,862	Amcor PLC	15,260,144
133,442	Eastman Chemical Co.	9,250,199
	TOTAL	24,510,343
	Real Estate—8.7%
47,887	American Tower Corp.	8,585,181
670,978	Kimco Realty Corp.	14,144,216
276,137	NNN REIT, Inc.	11,506,629
130,728	ProLogis, Inc.	17,067,848
	TOTAL	51,303,874
	Utilities—17.6%
93,026	American Electric Power Co., Inc.	11,142,189
50,792	Duke Energy Corp.	6,163,609
60,244	Entergy Corp.	5,776,797
217,319	Evergy, Inc.	16,674,887
278,250	FirstEnergy, Corp.	13,172,355
144,391	NextEra Energy, Inc.	12,691,969
368,608	PPL Corp.	13,362,040
94,313	Southern Co.	8,423,094
151,162	WEC Energy Group, Inc.	16,729,099
	TOTAL	104,136,039
	TOTAL INVESTMENT IN SECURITIES—99.6% (IDENTIFIED COST $539,275,349)	588,100,367
	OTHER ASSETS AND LIABILITIES - NET—0.4%[1]	2,503,515
	NET ASSETS—100%	$590,603,882

1	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of net assets at January 31, 2026.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities or ETFs listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Federated Equity Management Company of Pennsylvania (the “Adviser”), certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”) is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different. The trading prices of the Fund’s shares listed on its exchange may differ from the Fund’s NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund’s disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund’s NAV; and investors may pay more than NAV when buying shares and receive less than NAV when selling shares through the exchange.

Fair Valuation Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of January 31, 2026, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
The following acronym(s) are used throughout this portfolio:
REIT	—Real Estate Investment Trust